Exhibit 99.2

VEREIT

Quarterly Supplemental Information

PETSMART
Walgreens
PHARMACY
amazon

Second Quarter 2017

VER LISTED NYSE

Discipline. Transparency. Consistency.

www.VEREIT.com

Q2 2017 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
June 30, 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.

Q2 2017 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended June 30, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the three months ended June 30, 2017, March 31, 2017, September 30, 2016 and June 30, 2016. Effective January 1, 2017, the Company determined certain non-GAAP measures and operating metrics, which include portfolio metrics, should exclude the impact of properties owned by the Company for the month beginning with the date that (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation and ending with the disposition date, to better reflect the ongoing operations of the Company. The Company did not update data presented for periods prior to March 31, 2017, and the three months then ended, as the impact on non-GAAP measures, including AFFO and Normalized EBITDA, and operating metrics was immaterial. See the definitions section for a description of the Excluded Properties.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2017 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.

Q2 2017 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At June 30, 2017, approximately 40.7% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 98.6% and the Weighted Average Remaining Lease Term was 9.5 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-listed REITs (the "Cole REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Cole REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Cole REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 4

Q2 2017 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	David B. Henry, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	Mary Hogan Preusse, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Richard J. Lieb, Independent Director

William C. Miller, Executive Vice President, Investment Management	Mark S. Ordan, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Eugene A. Pinover, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Julie G. Richardson, Independent Director

Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q2 2017 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
Consolidated Financial Results
Revenue	$336,930	$348,029	$351,869	$362,915	$371,019
Net income (loss)	$34,186	$14,790	$(118,223)	$30,246	$3,233
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$0.02	$(0.00)	$(0.14)	$0.01	$(0.02)
Normalized EBITDA	$268,025	$273,345	$271,368	$285,906	$283,060
FFO attributable to common stockholders and limited partners	$171,443	$170,065	$53,541	$179,472	$184,174
FFO attributable to common stockholders and limited partners per diluted share	$0.172	$0.170	$0.054	$0.185	$0.198
AFFO attributable to common stockholders and limited partners	$180,868	$187,321	$170,567	$198,108	$180,107
AFFO attributable to common stockholders and limited partners per diluted share	$0.181	$0.188	$0.171	$0.205	$0.193
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	998,129,628	998,251,749	998,001,219	968,686,543	931,252,045

Real Estate Investments
Revenue	$308,245	$320,898	$327,281	$331,846	$338,533
Net income	$29,732	$12,780	$13,988	$30,006	$2,167
Normalized EBITDA	$257,337	$265,411	$268,946	$277,593	$274,683
FFO attributable to common stockholders and limited partners	$166,989	$168,055	$185,752	$179,232	$183,108
FFO attributable to common stockholders and limited partners per diluted share	$0.167	$0.168	$0.186	$0.185	$0.197
AFFO attributable to common stockholders and limited partners	$174,258	$177,437	$179,804	$182,371	$177,599
AFFO attributable to common stockholders and limited partners per diluted share	$0.175	$0.178	$0.180	$0.188	$0.191
Operating Properties	4,105	4,105	4,142	4,213	4,291
Rentable Square Feet (in thousands)	91,094	92,950	93,257	96,885	98,229
Economic Occupancy Rate	98.6%	98.4%	98.3%	98.0%	97.7%
Weighted Average Remaining Lease Term (years)	9.5	9.6	9.9	10.0	10.2
Investment-Grade Tenants (1)	40.7%	41.6%	41.2%	41.5%	42.7%

Cole Capital
Revenue	$28,685	$27,131	$24,588	$31,069	$32,486
Net income (loss)	$4,454	$2,010	$(132,211)	$240	$1,066
Normalized EBITDA	$10,688	$7,934	$2,422	$8,313	$8,377
FFO attributable to common stockholders and limited partners	$4,454	$2,010	$(132,211)	$240	$1,066
FFO attributable to common stockholders and limited partners per diluted share	$0.004	$0.002	$(0.132)	$0.000	$0.001
AFFO attributable to common stockholders and limited partners	$6,610	$9,884	$(9,237)	$15,737	$2,508
AFFO attributable to common stockholders and limited partners per diluted share	$0.007	$0.010	$(0.009)	$0.016	$0.003
Capital raised on behalf of Cole REITs, excluding DRIP	$77,953	$66,718	$67,512	$136,381	$138,655
Purchase price of property acquisitions on behalf of Cole REITs	$276,701	$216,187	$173,086	$173,869	$211,178
Assets Under Management	$7,712,905	$7,481,884	$7,265,673	$7,131,400	$7,005,695
___________________________________

(1)	The weighted average credit rating of our Investment-Grade Tenants was BBB+ as of June 30, 2017.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q2 2017 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$66,446		$68,123		$70,830		$76,511		$78,998
Normalized EBITDA	268,025		273,345		271,368		285,906		283,060
Interest Coverage Ratio	4.03x		4.01x		3.83x		3.74x		3.58x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$66,446		$68,123		$70,830		$76,511		$78,998
Secured debt principal amortization	4,563		8,993		6,076		5,734		5,168
Dividends attributable to preferred shares	17,973		17,973		17,973		17,973		17,973
Total fixed charges	88,982		95,089		94,879		100,218		102,139
Normalized EBITDA	268,025		273,345		271,368		285,906		283,060
Fixed Charge Coverage Ratio	3.01	x	2.87	x	2.86	x	2.85	x	2.77	x

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016
Net Debt Ratios
Adjusted Debt Outstanding (2)	$6,031,589		$6,277,388		$6,400,896		$6,586,839		$8,514,700
Less: cash and cash equivalents	292,498		285,586		256,452		116,618		1,029,620
Net Debt	5,739,091		5,991,802		6,144,444		6,470,221		7,485,080
Normalized EBITDA annualized	1,072,100		1,093,380		1,085,472		1,143,624		1,132,240
Net Debt to Normalized EBITDA annualized ratio	5.35	x	5.48	x	5.66	x	5.66	x	6.61	x

Net Debt	$5,739,091		$5,991,802		$6,144,444		$6,470,221		$7,485,080
Gross Real Estate Investments	15,157,133		15,367,137		15,507,082		15,815,333		16,085,149
Net Debt Leverage Ratio	37.9%		39.0%		39.6%		40.9%		46.5%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$10,541,410		$10,319,871		$10,292,186		$10,394,146		$10,585,494
Gross Real Estate Investments	15,157,133		15,367,137		15,507,082		15,815,333		16,085,149
Unencumbered Asset Ratio	69.5%		67.2%		66.4%		65.7%		65.8%
___________________________________

(1)	Refer to the Consolidated Statements of Operations section for interest expense calculated in accordance with GAAP.

(2)	Refer to the Consolidated Balance Sheets section for total debt calculated in accordance with GAAP.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 7

Q2 2017 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	53.3%

Secured debt	15.0%

Corporate bonds	14.8%

Preferred equity	7.0%

Convertible notes	6.6%

Unsecured term loan	3.3%

Fixed vs. Variable Rate Debt

Fixed	89.3%
Swapped to Fixed	10.5%
Variable	0.2%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	June 30, 2017
Diluted shares outstanding			1,000,781
Stock price			$8.14
Implied Equity Market Capitalization			$8,146,357

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable (3)	4.4	4.88%	$2,267,444
Secured term loan	0.5	5.81%	14,151
Total secured debt	4.4	4.88%	$2,281,595

Unsecured credit facility (swapped to fixed)	1.0	3.25%	$500,000
2018 convertible notes	1.1	3.00%	597,500
2019 corporate bonds	1.6	3.00%	750,000
2020 convertible notes	3.5	3.75%	402,500
2021 corporate bonds	3.9	4.13%	400,000
2024 corporate bonds	6.6	4.60%	500,000
2026 corporate bonds	8.9	4.88%	600,000
Total unsecured debt	3.7	3.75%	$3,750,000

Total Adjusted Debt Outstanding	4.0	4.18%	$6,031,595

Total Capitalization			$15,248,805
Less: Cash and cash equivalents			292,498
Enterprise Value			$14,956,307

Net Debt/Enterprise Value			38.4%
Net Debt/Normalized EBITDA Annualized			5.35	x
Net Debt + Preferred/Normalized EBITDA Annualized			6.35	x
Fixed Charge Coverage Ratio			3.01	x
Liquidity (4)			$2,592,498
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of June 30, 2017.
(2)Balance represents 42.8 million shares outstanding at June 30, 2017 multiplied by the liquidation preference of $25 per share.
(3)Omits three mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $83.9 million and a weighted average interest rate of 9.01%.
(4)Liquidity represents cash and cash equivalents of $292.5 million and $2.3 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 8

Q2 2017 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$15.0 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,110 Properties	1,748 Properties

	Industrial & Distribution (1)	Office (1)
	146 Properties	91 Properties

$7.7 Billion

Assets Under Management

Open Offerings
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● Income NAV(2) ● CCIT III(2)

Closed Offerings
CCIT II(2) ● CCPT IV(2) ● TIC & DST(2)

___________________________________

(1)	Omits three Excluded Properties, and 10 properties that consist of billboards, land and parking lots.

(2)	Defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q2 2017 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets
Real estate investments, at cost:
Land	$2,858,662	$2,868,447	$2,895,625	$2,946,105	$2,992,848
Buildings, fixtures and improvements	10,496,710	10,630,598	10,644,296	10,800,316	10,956,605
Intangible lease assets	2,000,292	2,017,739	2,044,521	2,073,076	2,102,606
Total real estate investments, at cost	15,355,664	15,516,784	15,584,442	15,819,497	16,052,059
Less: accumulated depreciation and amortization	2,623,050	2,494,811	2,331,643	2,188,998	2,029,121
Total real estate investments, net	12,732,614	13,021,973	13,252,799	13,630,499	14,022,938
Investment in unconsolidated entities	44,931	45,145	46,077	24,711	22,435
Investment in direct financing leases, net	33,892	34,909	39,455	40,785	43,155
Investment securities, at fair value	42,250	42,630	47,215	48,098	48,347
Mortgage notes receivable, net	20,722	22,545	22,764	23,014	23,297
Cash and cash equivalents	292,498	285,586	256,452	116,618	1,029,620
Restricted cash	40,995	46,712	45,018	61,828	60,837
Intangible assets, net	16,319	20,464	24,609	30,849	37,088
Rent and tenant receivables and other assets, net	349,013	346,898	330,705	339,529	333,124
Goodwill	1,462,585	1,462,585	1,462,203	1,602,610	1,620,233
Due from affiliates	8,085	15,007	21,349	20,883	8,043
Real estate assets held for sale, net	4,136	12,081	38,928	118,396	159,394
Total assets	$15,048,040	$15,356,535	$15,587,574	$16,057,820	$17,408,511

Liabilities and Equity
Mortgage notes payable and other debt, net	$2,381,031	$2,586,917	$2,671,106	$2,861,210	$2,938,072
Corporate bonds, net	2,228,422	2,227,307	2,226,224	2,225,157	3,522,297
Convertible debt, net	978,738	976,031	973,340	970,691	968,059
Credit facility, net	497,718	497,148	496,578	496,008	1,045,872
Below-market lease liabilities, net	209,566	217,721	224,023	229,340	237,403
Accounts payable and accrued expenses	149,309	135,817	146,137	139,150	163,122
Deferred rent, derivative and other liabilities	70,735	68,196	68,039	89,154	84,486
Distributions payable	168,953	165,765	162,578	159,415	146,695
Due to affiliates	89	7	16	—	—
Total liabilities	6,684,561	6,874,909	6,968,041	7,170,125	9,106,006

Series F preferred stock	428	428	428	428	428
Common stock	9,742	9,742	9,741	9,742	9,048
Additional paid-in capital	12,645,309	12,642,099	12,640,171	12,637,049	11,934,864
Accumulated other comprehensive loss	(1,928)	(1,795)	(2,556)	(4,687)	(12,297)
Accumulated deficit	(4,456,708)	(4,338,029)	(4,200,423)	(3,933,092)	(3,810,341)
Total stockholders' equity	8,196,843	8,312,445	8,447,361	8,709,440	8,121,702
Non-controlling interests	166,636	169,181	172,172	178,255	180,803
Total equity	8,363,479	8,481,626	8,619,533	8,887,695	8,302,505
Total liabilities and equity	$15,048,040	$15,356,535	$15,587,574	$16,057,820	$17,408,511

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q2 2017 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues:
Rental income	$286,291	$293,739	$299,231	$303,383	$311,352
Direct financing lease income	403	433	457	494	535
Operating expense reimbursements	21,551	26,726	27,593	27,969	26,646
Cole Capital revenue	28,685	27,131	24,588	31,069	32,486
Total revenues	336,930	348,029	351,869	362,915	371,019
Operating expenses:
Cole Capital reallowed fees and commissions	2,874	2,660	2,234	5,897	6,975
Acquisition-related	756	617	948	90	41
Litigation, merger and other non-routine costs, net of insurance recoveries	14,411	12,875	1,512	4,630	2,917
Property operating	31,627	34,016	36,596	34,820	38,199
General and administrative	29,411	29,148	44,353	29,761	33,094
Depreciation and amortization	184,288	183,152	191,360	195,173	197,345
Impairments	17,769	6,725	127,537	6,872	8,825
Total operating expenses	281,136	269,193	404,540	277,243	287,396
Operating income (loss)	55,794	78,836	(52,671)	85,672	83,623
Other (expense) income:
Interest expense	(73,621)	(73,743)	(74,613)	(79,869)	(82,468)
Gain (loss) on extinguishment and forgiveness of debt, net	9,005	(70)	980	(2,003)	252
Other income, net	1,835	798	2,013	1,744	1,216
Equity in income (loss) of unconsolidated entities	513	(82)	(903)	212	70
Gain (loss) on derivative instruments, net	592	824	2,095	(2,023)	(177)
Total other expenses, net	(61,676)	(72,273)	(70,428)	(81,939)	(81,107)
(Loss) income before taxes and real estate dispositions	(5,882)	6,563	(123,099)	3,733	2,516
Gain (loss) on disposition of real estate, net	42,639	12,481	(199)	28,111	437
Income (loss) before taxes	36,757	19,044	(123,298)	31,844	2,953
(Provision for) benefit from income taxes	(2,571)	(4,254)	5,075	(1,598)	280
Net income (loss)	34,186	14,790	(118,223)	30,246	3,233
Net (income) loss attributable to non-controlling interests	(778)	(352)	2,805	(751)	(87)
Net income (loss) attributable to the General Partner	$33,408	$14,438	$(115,418)	$29,495	$3,146

Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$0.02	$(0.00)	$(0.14)	$0.01	$(0.02)

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q2 2017 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$34,186	$14,790	$(118,223)	$30,246	$3,233
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
(Gain) loss on disposition of real estate assets, net	(42,639)	(12,481)	199	(28,111)	(437)
Depreciation and amortization of real estate assets	179,433	178,295	182,190	187,898	190,236
Impairment of real estate	17,769	6,725	6,606	6,872	8,825
Proportionate share of adjustments for unconsolidated entities	667	709	742	540	290
FFO attributable to common stockholders and limited partners	$171,443	$170,065	$53,541	$179,472	$184,174

Acquisition-related expenses	756	617	948	90	41
Litigation, merger and other non-routine costs, net of insurance recoveries	14,411	12,875	1,512	4,630	2,917
Impairment of intangible assets	—	—	120,931	—	—
Gain on investment securities	(65)	—	—	—	—
(Gain) loss on derivative instruments, net	(592)	(824)	(2,095)	2,023	177
Amortization of premiums and discounts on debt and investments, net	(1,700)	(847)	(2,684)	(3,553)	(4,030)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,703	1,305	1,220	1,632	1,248
Net direct financing lease adjustments	464	621	544	571	590
Amortization and write-off of deferred financing costs	6,327	6,347	6,417	6,878	7,461
Amortization of management contracts	4,146	4,146	6,240	6,240	6,240
Deferred tax (benefit) expense (1)	(4,318)	1,649	(9,203)	6,941	(6,417)
(Gain) loss on extinguishment and forgiveness of debt, net	(9,005)	70	(980)	2,003	(252)
Straight-line rent, net of bad debt expense related to straight-line rent	(10,870)	(12,797)	(13,163)	(12,319)	(15,663)
Equity-based compensation expense	4,448	3,111	3,631	2,588	2,779
Other amortization and non-cash charges	627	634	2,873	929	751
Proportionate share of adjustments for unconsolidated entities	48	55	835	(17)	91
Adjustment for Excluded Properties	3,045	294	—	—	—
AFFO attributable to common stockholders and limited partners	$180,868	$187,321	$170,567	$198,108	$180,107

Weighted-average shares outstanding - basic	974,160,295	973,849,610	973,681,227	943,480,170	904,107,378
Limited Partner OP Units and effect of dilutive securities (2)	23,969,333	24,402,139	24,319,992	25,206,373	27,144,667
Weighted-average shares outstanding - diluted (3)	998,129,628	998,251,749	998,001,219	968,686,543	931,252,045

FFO attributable to common stockholders and limited partners per diluted share (4)	$0.172	$0.170	$0.054	$0.185	$0.198
AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.181	$0.188	$0.171	$0.205	$0.193
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Consolidated Statements of Operations section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q2 2017 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$34,186	$14,790	$(118,223)	$30,246	$3,233
Adjustments:
Interest expense	73,621	73,743	74,613	79,869	82,468
Depreciation and amortization	184,288	183,152	191,360	195,173	197,345
Provision for (benefit from) income taxes	2,571	4,254	(5,075)	1,598	(280)
Proportionate share of adjustments for unconsolidated entities	1,023	1,246	1,299	959	554
EBITDA	$295,689	$277,185	$143,974	$307,845	$283,320
(Gain) loss on disposition of real estate assets, net	(42,639)	(12,481)	199	(28,111)	(437)
Impairments	17,769	6,725	127,537	6,872	8,825
Acquisition-related expenses	756	617	948	90	41
Litigation, merger and other non-routine costs, net of insurance recoveries	14,411	12,875	1,512	4,630	2,917
Gain on investment securities	(65)	—	—	—	—
(Gain) loss on derivative instruments, net	(592)	(824)	(2,095)	2,023	177
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,703	1,305	1,220	1,632	1,248
(Gain) loss on extinguishment and forgiveness of debt, net	(9,005)	70	(980)	2,003	(252)
Net direct financing lease adjustments	464	621	544	571	590
Straight-line rent, net of bad debt expense related to straight-line rent	(10,870)	(12,797)	(13,163)	(12,319)	(15,663)
Program development costs write-off	—	—	11,054	845	2,377
Other amortization and non-cash charges	(57)	861	(107)	(139)	(157)
Proportionate share of adjustments for unconsolidated entities	(11)	(48)	725	(36)	74
Adjustment for Excluded Properties	472	(764)	—	—	—
Normalized EBITDA	$268,025	$273,345	$271,368	$285,906	$283,060

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
Walmart
Pizza Hut
TACO BELL
FAMILY DOLLAR
T.J.maxx

www.VEREIT.com

VEREIT

Quarterly Supplemental Information
Second Quarter 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q2 2017 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues:
Rental income	$286,291	$293,739	$299,231	$303,383	$311,352
Direct financing lease income	403	433	457	494	535
Operating expense reimbursements	21,551	26,726	27,593	27,969	26,646
Total real estate investment revenues	308,245	320,898	327,281	331,846	338,533
Operating expenses:
Acquisition-related	720	617	923	90	27
Litigation, merger and other non-routine costs, net of insurance recoveries	14,411	12,875	1,512	4,630	2,917
Property operating	31,627	34,016	36,596	34,820	38,199
General and administrative	14,294	12,560	13,267	12,069	13,701
Depreciation and amortization	179,433	178,297	182,190	187,897	190,236
Impairment of real estate	17,769	6,725	6,606	6,872	8,825
Total operating expenses	258,254	245,090	241,094	246,378	253,905
Operating income	49,991	75,808	86,187	85,468	84,628
Other (expense) income:
Interest expense	(73,621)	(73,743)	(74,613)	(79,869)	(82,468)
Gain (loss) on extinguishment and forgiveness of debt	9,005	(70)	980	(2,003)	252
Other income, net	1,759	670	1,856	1,649	1,216
Equity in income (loss) of unconsolidated entities	513	(82)	(903)	212	70
Gain (loss) on derivative instruments, net	592	824	2,095	(2,023)	(177)
Total other expenses, net	(61,752)	(72,401)	(70,585)	(82,034)	(81,107)
(Loss) income before taxes and real estate dispositions	(11,761)	3,407	15,602	3,434	3,521
Gain (loss) on disposition of real estate, net	42,639	12,481	(199)	28,111	437
Income before taxes	30,878	15,888	15,403	31,545	3,958
Provision for income taxes	(1,146)	(3,108)	(1,415)	(1,539)	(1,791)
Net income	$29,732	$12,780	$13,988	$30,006	$2,167

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q2 2017 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income	$29,732	$12,780	$13,988	$30,006	$2,167
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
(Gain) loss on disposition of real estate assets, net	(42,639)	(12,481)	199	(28,111)	(437)
Depreciation and amortization of real estate assets	179,433	178,295	182,190	187,898	190,236
Impairment of real estate	17,769	6,725	6,606	6,872	8,825
Proportionate share of adjustments for unconsolidated entities	667	709	742	540	290
FFO attributable to common stockholders and limited partners	$166,989	$168,055	$185,752	$179,232	$183,108

Acquisition-related expenses	720	617	923	90	27
Litigation and other non-routine costs, net of insurance recoveries	14,411	12,875	1,512	4,630	2,917
Gain on investment securities	(65)	—	—	—	—
(Gain) loss on derivative instruments, net	(592)	(824)	(2,095)	2,023	177
Amortization of premiums and discounts on debt and investments, net	(1,700)	(847)	(2,684)	(3,553)	(4,030)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,703	1,305	1,220	1,632	1,248
Net direct financing lease adjustments	464	621	544	571	590
Amortization and write-off of deferred financing costs	6,327	6,347	6,417	6,878	7,461
(Gain) loss on extinguishment and forgiveness of debt, net	(9,005)	70	(980)	2,003	(252)
Straight-line rent, net of bad debt expense related to straight-line rent	(10,870)	(12,797)	(13,163)	(12,319)	(15,663)
Equity-based compensation expense	2,783	1,664	1,523	1,201	1,925
Other amortization and non-cash charges	—	2	—	—	—
Proportionate share of adjustments for unconsolidated entities	48	55	835	(17)	91
Adjustment for Excluded Properties	3,045	294	—	—	—
AFFO attributable to common stockholders and limited partners	$174,258	$177,437	$179,804	$182,371	$177,599

Weighted-average shares outstanding - basic	974,160,295	973,849,610	973,681,227	943,480,170	904,107,378
Limited Partner OP Units and effect of dilutive securities (1)	23,969,333	24,402,139	24,319,992	25,206,373	27,144,667
Weighted-average shares outstanding - diluted (2)	998,129,628	998,251,749	998,001,219	968,686,543	931,252,045

FFO attributable to common stockholders and limited partners per diluted share	$0.167	$0.168	$0.186	$0.185	$0.197
AFFO attributable to common stockholders and limited partners per diluted share	$0.175	$0.178	$0.180	$0.188	$0.191
___________________________________

(1)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q2 2017 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income	$29,732	$12,780	$13,988	$30,006	$2,167
Adjustments:
Interest expense	73,621	73,743	74,613	79,869	82,468
Depreciation and amortization	179,433	178,297	182,190	187,897	190,236
Provision for income taxes	1,146	3,108	1,415	1,539	1,791
Proportionate share of adjustments for unconsolidated entities	1,023	1,246	1,299	959	554
EBITDA	$284,955	$269,174	$273,505	$300,270	$277,216
(Gain) loss on disposition of real estate assets, net	(42,639)	(12,481)	199	(28,111)	(437)
Impairment of real estate assets	17,769	6,725	6,606	6,872	8,825
Acquisition-related expenses	720	617	923	90	27
Litigation, merger and other non-routine costs, net of insurance recoveries	14,411	12,875	1,512	4,630	2,917
Gain on investment securities	(65)	—	—	—	—
(Gain) loss on derivative instruments, net	(592)	(824)	(2,095)	2,023	177
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,703	1,305	1,220	1,632	1,248
(Gain) loss on extinguishment and forgiveness of debt, net	(9,005)	70	(980)	2,003	(252)
Net direct financing lease adjustments	464	621	544	571	590
Straight-line rent, net of bad debt expense related to straight-line rent	(10,870)	(12,797)	(13,163)	(12,319)	(15,663)
Other amortization and non-cash charges	25	938	(50)	(32)	(39)
Proportionate share of adjustments for unconsolidated entities	(11)	(48)	725	(36)	74
Adjustment for Excluded Properties	472	(764)	—	—	—
Normalized EBITDA	$257,337	$265,411	$268,946	$277,593	$274,683

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q2 2017 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Rental income - as reported (1)	$286,291	$293,739	$299,231	$303,383	$311,352
Direct financing lease income - as reported	403	433	457	494	535
Operating expense reimbursements - as reported	21,551	26,726	27,593	27,969	26,646
Property operating expense - as reported	(31,627)	(34,016)	(36,596)	(34,820)	(38,199)
NOI	276,618	286,882	290,685	297,026	300,334
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(10,870)	(12,797)	(13,163)	(12,319)	(15,663)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,703	1,305	1,220	1,632	1,248
Net direct financing lease adjustments	464	621	544	571	590
Adjustment for Excluded Properties	447	(780)	—	—	—
Cash NOI	$268,362	$275,231	$279,286	$286,910	$286,509
___________________________________

(1)
Rental income includes percentage rent of $1.2 million, $2.0 million, $1.3 million, $1.2 million and $1.7 million for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively.

Normalized Cash NOI

Three Months Ended
June 30, 2017
Cash NOI	$268,362
Adjustments for intra-quarter acquisitions and dispositions (1)	(1,638)
Normalized Cash NOI	$266,724
___________________________________

(1)
For properties acquired during the three months ended June 30, 2017, the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended June 30, 2017, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q2 2017 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties that were owned for the entirety of both the current and prior reporting periods, except for properties that during the current or prior year were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,038(1) properties, with 88.9 million aggregate square feet, acquired prior to April 1, 2016 and owned through June 30, 2017:

	Three Months Ended June 30,		Increase/(Decrease)
	2017	2016	$ Change	% Change
Contract Rental Revenue	$267,670	$267,717	$(47)	—%
Economic Occupancy Rate	98.5%	99.1%	N/A	N/A

		Contract Rental Revenue
	Number of	Three Months Ended June 30,		Increase/(Decrease)
	Properties	2017	2016	$ Change	% Change
Retail	2,070	$110,081	$109,732	$349	0.3%
Restaurant	1,726	59,733	59,618	115	0.2%
Industrial and distribution	141	41,790	41,582	208	0.5%
Office	91	55,932	56,654	(722)	(1.3)%	(3)
Other (2)	10	134	131	3	2.3%
Total	4,038	$267,670	$267,717	$(47)	—%	(4)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to April 1, 2016.

(2)	Other properties include billboards, land and parking lots.

(3)
Two office leases were renewed in a prior period and provided for abated rent during the three months ended June 30, 2017. Excluding the impact of the rent abatements, office same store Contract Rental Revenue increased 0.4% during the three months ended June 30, 2017, as compared to the same quarter in 2016.

(4)	Excluding the impact of the office rent abatements, total same store Contract Rental Revenue increased 0.3% during the three months ended June 30, 2017, as compared to the same quarter in 2016.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q2 2017 SUPPLEMENTAL INFORMATION

Debt Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	Remaining 2017	2018	2019	2020	2021	2022	2023	Thereafter
Mortgage notes payable (1)	$2,267,444	$161,599	$105,081	$224,891	$277,282	$353,274	$315,267	$157,887	$672,163
Unsecured credit facility	500,000	—	500,000	—	—	—	—	—	—
Corporate bonds	2,250,000	—	—	750,000	—	400,000	—	—	1,100,000
Convertible notes	1,000,000	—	597,500	—	402,500	—	—	—	—
Secured term loan	14,151	884	13,267	—	—	—	—	—	—
Total Adjusted Debt Outstanding	$6,031,595	$162,483	$1,215,848	$974,891	$679,782	$753,274	$315,267	$157,887	$1,772,163

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable (1)	37.6%	4.88%	4.4
Unsecured credit facility	8.3%	3.25%	1.0
Corporate bonds	37.3%	4.06%	5.1
Convertible notes	16.6%	3.30%	2.0
Secured term loan	0.2%	5.81%	0.5
Total	100.0%	4.18%	4.0

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	62.2%	3.75%	3.7
Total secured debt	37.8%	4.88%	4.4
Total	100.0%	4.18%	4.0

Total fixed-rate debt (2)	99.8%	4.18%	4.0
Total variable-rate debt	0.2%	4.00%	0.1
Total	100.0%	4.18%	4.0

Preferred Equity	Balance (3)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________
(1) Omits three mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $83.9 million and a weighted average interest rate of 9.01%.
(2) Includes $630.3 million of variable-rate debt with its interest rate fixed by way of an interest rate swap agreement.
(3) Balance represents 42.8 million shares outstanding at June 30, 2017 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q2 2017 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

___________________________________
(1) Omits three mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $83.9 million and a weighted average interest rate of 9.01%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q2 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity		Adjusted Debt Outstanding As Of June 30, 2017	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	01/06/24		$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	01/06/24		155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	01/01/18		130,462	5.61%		5.61%	P&I
JPMorgan Chase Bank, N.A.	09/01/20	(3)	97,429	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	03/01/23	(3)	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	07/01/22	(3)	68,110	4.54%		4.54%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	06/06/20		62,027	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	05/01/21		60,450	5.54%		5.54%	I/O
PNC Bank, National Association	01/01/19		59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	05/06/22		54,300	6.05%		6.05%	I/O
Capital One, N.A.	11/20/19		51,400	1mo. Libor + 1.95%	(4)	3.27%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/01/21		51,250	5.25%		5.25%	I/O
JPMorgan Chase Bank, N.A.	05/01/21		46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	05/06/21	(3)	46,670	5.92%		5.92%	I/O
People's United Bank	04/01/21		41,846	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	06/01/22	(3)	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	01/01/23		40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	06/01/20		40,528	5.71%		5.71%	P&I
JPMorgan Chase Bank, N.A.	11/01/19	(3)	38,500	4.10%		4.10%	I/O
The Royal Bank of Scotland Plc	01/01/21		34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/06/20		31,500	5.25%		5.25%	I/O
Oritani Bank	05/01/24		30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/06/20		30,000	5.25%		5.25%	I/O
Jackson National Life Insurance Company	10/01/18	(3)	29,450	4.25%		4.25%	I/O
German American Capital Corporation	10/06/22	(3)	29,160	4.48%		4.48%	I/O
German American Capital Corporation	10/06/22	(3)	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Oklahoma	07/29/18		28,016	1mo. Libor + 2.75%	(4)	4.10%	P&I
PNC Bank, National Association	06/01/22		27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	08/06/19	(3)	27,725	4.73%		4.73%	I/O
PNC Bank, National Association	09/01/22		27,324	4.00%		4.00%	P&I
Jackson National Life Insurance Company	07/01/19		27,200	3.10%		3.10%	I/O
John Hancock Life Insurance Company	10/03/22		22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/18		21,766	1mo. Libor + 1.80%	(4)	3.57%	I/O
Aviva Life and Annuity Company	07/01/21		19,600	5.02%		5.02%	I/O through 07/01/2019, then P&I
The Variable Annuity Life Insurance Company	01/01/23		19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	05/10/21		19,513	5.67%		5.67%	I/O
German American Capital Corp	06/06/22		18,972	4.60%		4.60%	P&I
Oritani Bank	05/01/24		18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	03/01/21		18,100	5.88%		5.88%	I/O
JPMorgan Chase Bank, National Association	05/01/21	(3)	15,580	5.54%		5.54%	P&I
Oritani Bank	01/01/23		15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q2 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Adjusted Debt Outstanding As Of June 30, 2017		Coupon Rate		Effective Rate (1)	Payment Terms (2)
Amegy Bank, National Association	08/19/17	14,308		1mo. Libor + 2.95%		3.79%	P&I
BOKF, NA dba Bank of Texas	12/31/18	14,150		1mo. Libor + 1.80%	(4)	3.57%	I/O
BOKF, NA dba Bank of Texas	12/31/20	13,420		1mo. Libor + 1.85%	(4)	4.25%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	09/06/17	12,270		3.70%		3.70%	I/O
JPMorgan Chase Bank, N.A.	07/01/20	11,094		5.50%		5.50%	P&I
40/86 Mortgage Capital, Inc.	01/01/19	10,050		5.00%		5.00%	I/O
Monumental Life Insurance Company	04/01/23	9,413		3.95%		3.95%	P&I
Transamerica Life Insurance Company	08/01/30	6,912		5.57%		5.57%	P&I
Transamerica Life Insurance Company	08/01/30	6,160		5.32%		5.32%	P&I
BOKF, NA dba Bank of Texas	04/12/18	1,562		1mo. Libor + 2.45%	(4)	3.39%	I/O
Capital Lease Funding, LLC	07/15/18	1,342		7.20%		7.20%	P&I
US Bank National Association	04/15/19	920		5.40%		5.40%	P&I
Transamerica Life Insurance Company	08/01/30	351		5.93%		5.93%	P&I
		$2,267,444	(5)			4.88%
___________________________________

(1)	Represents interest rate in effect at June 30, 2017. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)
The maturity date shown represents the anticipated maturity date of the loan as specified in the loan agreement. Should the loan not be repaid at the anticipated maturity date, the applicable interest rate will increase as specified in the loan agreement.

(4)	Variable-rate loan fixed by way of interest rate swap agreement.

(5)	Omits three mortgage notes payable, each secured by an Excluded Property, with aggregate Debt Outstanding of $83.9 million and weighted average interest rate of 9.01%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q2 2017 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of June 30, 2017, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	June 30, 2017
Minimum tangible net worth	≥ $5.5B	$9.5B
Ratio of total indebtedness to total asset value	≤ 60%	37.8%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.91x
Ratio of secured indebtedness to total asset value	≤ 45%	13.5%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	32.7%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.97x
Minimum unencumbered asset value	≥ $8.0B	$10.6B

Corporate Bond Key Covenants	Required	June 30, 2017
Limitation on incurrence of total debt	≤ 65%	38.3%
Limitation on incurrence of secured debt	≤ 40%	15.0%
Debt service coverage	≥ 1.5x	4.27x
Maintenance of total unencumbered assets	≥ 150%	298.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q2 2017 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended June 30, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price
Retail	16	201	16.2	6.8%	$51,574
Bob Evans - Red Lobster Exchange (2)	22	123	19.9	7.3%	50,073
Total acquisitions	38	324	18.0	7.0%	$101,647

Dispositions
The following table summarizes the Company's property disposition activity and the related gains/losses during the three months ended June 30, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (3)	Weighted Average Cash Cap Rate (4)	Sale Price	Gain (Loss)
Retail	3	55	6.0	7.9%	$10,375	$399
Office	2	379	9.5	6.6%	135,050	33,957
Red Lobster - GGC Participation #1 (5)	6	49	21.3	7.0%	23,429	2,616
Red Lobster - Bob Evans Exchange (2)	15	99	22.1	7.3%	50,073	7,388
Other restaurants	4	29	2.9	7.9%	5,619	784
Vacant (6)	1	2	N/A	N/A	250	49
Other (7)	6	1,142	N/A	N/A	—	(2,076)	(8)
Total dispositions	37	1,755	13.2	6.9%	$224,796	$43,117
Held for sale assets						(478)
Total gain on disposition of real estate, net						$42,639
___________________________________

(1)	Represents the remaining lease term from the date of acquisition.

(2)	VEREIT simultaneously acquired 22 Bob Evans properties and disposed of 15 Red Lobster properties through a nonmonetary exchange.

(3)	Represents the remaining lease term from the date of sale.

(4)	Excludes certain properties' cash cap rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms.

(5)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $27.3 million was 6.0%.

(6)	Represents one restaurant property.

(7)
Includes four properties transferred to the lender to satisfy the mortgage loan and two restaurant properties relinquished to the ground lessor upon expiration or termination of the ground lease. Gain (loss) amounts also include partial condemnations or easements related to certain properties, and post-closing adjustments.

(8)
Excludes the gain relating to the properties transferred to the lender of $9.0 million, which is included in gain (loss) on extinguishment and forgiveness of debt, net in the Consolidated Statements of Operations.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Operating Properties	4,105
Rentable Square Feet	91,094
Economic Occupancy Rate	98.6%
Weighted Average Remaining Lease Term	9.5
Investment-Grade Tenants	40.7%
Flat leases	21.6%
NNN leases	62.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q2 2017 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,144	2.4%	$78,988	7.0%	B-
Family Dollar	188	3,451	3.8%	37,890	3.3%	BB+
Walgreens	104	1,506	1.7%	37,881	3.3%	BBB
Dollar General	408	3,775	4.1%	34,736	3.1%	BBB
FedEx	47	3,299	3.6%	31,991	2.8%	BBB
CVS	97	1,378	1.5%	31,157	2.8%	BBB+
Albertson's	33	1,923	2.1%	23,633	2.1%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,585	1.7%	B-
Citizens Bank	167	809	0.9%	19,379	1.7%	A-
Petsmart	12	858	0.9%	17,619	1.6%	B+
Total	1,085	21,366	23.4%	$332,859	29.4%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	346	4,728	5.2%	$165,696	14.6%
Manufacturing	58	17,179	18.9%	115,957	10.2%
Restaurants - Quick Service	846	3,395	3.7%	100,604	8.9%
Retail - Discount	623	10,110	11.1%	91,283	8.1%
Retail - Pharmacy	241	3,592	3.9%	82,791	7.3%
Retail - Grocery & Supermarket	87	5,518	6.1%	59,009	5.2%
Finance	285	2,677	2.9%	58,422	5.2%
Retail - Home & Garden	102	7,249	8.0%	52,238	4.6%
Professional Services	56	3,612	4.0%	47,874	4.2%
Logistics	51	4,120	4.5%	39,521	3.5%
Total	2,695	62,180	68.3%	$813,395	71.8%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	559	10,865	11.9%	$149,765	13.2%
Florida	256	4,570	5.0%	64,424	5.7%
Illinois	161	4,533	5.0%	62,088	5.5%
Ohio	295	6,756	7.4%	58,807	5.2%
Pennsylvania	161	5,519	6.1%	55,708	4.9%
California	76	3,789	4.2%	50,746	4.5%
Georgia	190	3,833	4.2%	44,781	4.0%
Indiana	137	4,836	5.3%	40,625	3.6%
Michigan	184	2,098	2.3%	37,190	3.3%
North Carolina	165	3,240	3.6%	36,238	3.2%
Total	2,184	50,039	55.0%	$600,372	53.1%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q2 2017 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	102	4,002	4.4%	$52,552	4.6%
Dallas, TX	114	3,536	3.9%	49,376	4.4%
Houston, TX	91	2,598	2.9%	29,920	2.6%
Atlanta, GA	89	2,752	3.0%	28,152	2.5%
Philadelphia, PA	50	2,005	2.2%	27,826	2.5%
New York, NY	25	1,132	1.2%	25,585	2.3%
Boston, MA	28	1,819	2.0%	24,980	2.2%
Phoenix, AZ	47	1,156	1.3%	21,971	1.9%
Washington, DC	23	613	0.7%	17,161	1.5%
Indianapolis, IN	40	1,607	1.8%	16,154	1.4%
Total	609	21,220	23.4%	$293,677	25.9%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q2 2017 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,144	2.4%	$78,988	7.0%	B-
Family Dollar	188	3,451	3.8%	37,890	3.3%	BB+
Walgreens	104	1,506	1.7%	37,881	3.3%	BBB
Dollar General	408	3,775	4.1%	34,736	3.1%	BBB
FedEx	47	3,299	3.6%	31,991	2.8%	BBB
CVS	97	1,378	1.5%	31,157	2.8%	BBB+
Albertson's	33	1,923	2.1%	23,633	2.1%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,585	1.7%	B-
Citizens Bank	167	809	0.9%	19,379	1.7%	A-
Petsmart	12	858	0.9%	17,619	1.6%	B+
L.A. Fitness	20	871	1.0%	16,767	1.5%	B+
Goodyear	10	4,728	5.2%	16,550	1.5%	BB
Tractor Supply	59	1,235	1.4%	16,005	1.4%	NR
Amazon	3	3,048	3.3%	14,159	1.3%	AA-
Advance Auto Parts	106	736	0.8%	12,099	1.1%	BBB-
Home Depot	11	1,695	1.9%	11,463	1.0%	A
General Service Administration	13	639	0.7%	11,436	1.0%	AA+
Lowe's	13	1,747	1.9%	11,381	1.0%	A-
Total	1,320	36,065	39.6%	$442,719	39.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	4	427	0.5%	$4,003	0.4%
Agricultural	2	138	0.2%	1,245	0.1%
Education	5	219	0.2%	2,155	0.2%
Entertainment & Recreation	22	920	1.0%	18,156	1.6%
Finance	285	2,677	2.9%	58,422	5.2%
Government & Public Services	21	899	1.0%	18,864	1.7%
Healthcare	10	1,055	1.2%	16,485	1.5%
Information & Communication	12	507	0.6%	7,767	0.7%
Insurance	13	1,352	1.4%	26,467	2.3%
Logistics	51	4,120	4.5%	39,521	3.5%
Manufacturing	58	17,179	18.9%	115,957	10.2%
Mining & Natural Resources	4	413	0.5%	6,641	0.6%
Other Services	34	5,277	5.8%	20,840	1.8%
Professional Services	56	3,612	3.9%	47,874	4.2%
Rental	11	719	0.8%	6,784	0.6%
Restaurants - Casual Dining	346	4,728	5.2%	165,696	14.6%
Restaurants - Quick Service	846	3,395	3.7%	100,604	8.9%
Retail - Apparel & Jewelry	12	1,393	1.5%	15,130	1.3%
Retail - Department Stores	13	965	1.1%	8,010	0.7%
Retail - Discount	623	10,110	11.1%	91,283	8.1%
Retail - Electronics & Appliances	17	1,517	1.7%	10,062	0.9%
Retail - Gas & Convenience	128	579	0.6%	28,952	2.6%
Retail - Grocery & Supermarket	87	5,518	6.1%	59,009	5.2%
Retail - Hobby, Books & Music	10	395	0.4%	3,438	0.3%
Retail - Home & Garden	102	7,249	8.0%	52,238	4.6%
Retail - Home Furnishings	39	417	0.5%	7,390	0.7%
Retail - Internet	3	3,048	3.3%	14,159	1.3%
Retail - Medical Services	64	471	0.5%	11,238	1.0%
Retail - Motor Vehicle	164	1,181	1.3%	21,817	1.9%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	903	1.0%	18,453	1.6%
Retail - Pharmacy	241	3,592	3.9%	82,791	7.3%
Retail - Specialty (Other)	22	561	0.6%	6,155	0.5%
Retail - Sporting Goods	21	1,249	1.4%	14,903	1.3%
Retail - Warehouse Clubs	7	2,631	2.9%	22,699	2.0%
Other	25	356	0.3%	6,202	0.5%
Total	3,377	89,848	98.6%	$1,132,565	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	146	1,580	1.7%	$23,622	2.1%
Alaska	3	25	—%	777	0.1%
Arizona	75	1,849	2.0%	31,980	2.8%
Arkansas	95	997	1.1%	12,278	1.1%
California	76	3,789	4.2%	50,746	4.5%
Colorado	47	1,688	1.9%	24,266	2.1%
Connecticut	18	89	0.1%	2,464	0.2%
Delaware	12	99	0.1%	2,103	0.2%
Florida	256	4,570	5.0%	64,424	5.7%
Georgia	190	3,833	4.2%	44,781	4.0%
Idaho	16	130	0.1%	3,232	0.3%
Illinois	161	4,533	5.0%	62,088	5.5%
Indiana	137	4,836	5.3%	40,625	3.6%
Iowa	50	1,461	1.6%	13,040	1.1%
Kansas	41	2,134	2.3%	10,088	0.9%
Kentucky	85	2,303	2.5%	24,947	2.2%
Louisiana	95	1,615	1.8%	21,528	1.9%
Maine	25	648	0.7%	8,562	0.8%
Maryland	28	610	0.7%	14,458	1.3%
Massachusetts	39	2,579	2.8%	30,244	2.7%
Michigan	184	2,098	2.3%	37,190	3.3%
Minnesota	53	557	0.6%	8,704	0.8%
Mississippi	76	1,833	2.0%	14,984	1.3%
Missouri	155	1,707	1.9%	22,584	2.0%
Montana	9	115	0.1%	1,698	0.1%
Nebraska	20	466	0.5%	8,708	0.8%
Nevada	28	717	0.8%	8,271	0.7%
New Hampshire	20	254	0.3%	4,429	0.4%
New Jersey	34	1,660	1.8%	35,782	3.2%
New Mexico	47	924	1.0%	12,625	1.1%
New York	82	1,520	1.7%	27,639	2.4%
North Carolina	165	3,240	3.6%	36,238	3.2%
North Dakota	12	201	0.2%	4,268	0.4%
Ohio	295	6,756	7.4%	58,807	5.2%
Oklahoma	77	2,009	2.2%	23,612	2.1%
Oregon	14	300	0.3%	5,532	0.5%
Pennsylvania	161	5,519	6.1%	55,708	4.9%
Rhode Island	14	215	0.2%	3,226	0.3%
South Carolina	117	3,327	3.7%	28,265	2.5%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	109	3,377	3.7%	29,054	2.6%
Texas	559	10,865	11.9%	149,765	13.2%
Utah	7	86	0.1%	1,376	0.1%
Vermont	7	23	—%	306	—%
Virginia	101	1,780	2.0%	29,886	2.6%
Washington	23	459	0.5%	9,267	0.8%
West Virginia	38	237	0.3%	5,781	0.5%
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	79	1,152	1.3%	16,322	1.4%
Wyoming	8	54	0.1%	1,436	0.1%
Territories
Puerto Rico	3	88	0.1%	2,335	0.2%
Canadian Provinces
Ontario	1	7	—%	345	—%
Total	4,105	91,094	100.0%	$1,132,565	100.0%

Canada and Puerto Rico: 4 Properties, 0.2%
PACIFIC NORTHWEST
73 Properties
1.9%
NORTHEAST
239 Properties
9.9%
MIDWEST
904 Properties
20.0%
MID-ATLANTIC
720 Properties
16.9%
PACIFIC SOUTHWEST
280 Properties
11.4%
SOUTHWEST
826 Properties
18.4%
SOUTHEAST
1,059 Properties
21.3%

Percentages based on Annualized Rental Income.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q2 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2017	60	498	0.6%	$6,544	0.5%
2018	199	3,233	3.4%	34,433	3.0%
2019	176	3,199	3.5%	54,409	4.7%
2020	217	3,891	4.1%	42,002	3.8%
2021	189	10,501	11.6%	83,931	7.4%
2022	285	9,389	10.3%	80,993	7.2%
2023	217	5,944	6.5%	72,441	6.4%
2024	172	9,022	10.0%	105,118	9.4%
2025	269	4,446	4.9%	64,099	5.6%
2026	244	8,773	9.6%	84,445	7.5%
Thereafter	1,349	30,952	34.1%	504,150	44.5%
Total	3,377	89,848	98.6%	$1,132,565	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q2 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2017
Retail	35	224	0.3%	$3,693	0.3%
Restaurant	20	86	0.1%	1,377	0.1%
Industrial & distribution	3	166	0.2%	1,086	0.1%
Office	2	22	—%	388	—%
Total Remaining 2017	60	498	0.6%	$6,544	0.5%

2018
Retail	102	1,195	1.2%	$17,348	1.5%
Restaurant	80	301	0.3%	6,992	0.6%
Industrial & distribution	10	1,564	1.7%	6,201	0.6%
Office	5	173	0.2%	3,874	0.3%
Other (1)	2	—	—%	18	—%
Total 2018	199	3,233	3.4%	$34,433	3.0%

2019
Retail	86	1,590	1.7%	$19,752	1.7%
Restaurant	73	305	0.3%	7,099	0.6%
Industrial & distribution	3	137	0.2%	1,275	0.1%
Office	14	1,167	1.3%	26,283	2.3%
Total 2019	176	3,199	3.5%	$54,409	4.7%

2020
Retail	100	1,212	1.2%	$15,766	1.4%
Restaurant	97	390	0.4%	7,801	0.7%
Industrial & distribution	8	1,352	1.5%	5,222	0.5%
Office	11	937	1.0%	13,212	1.2%
Other (1)	1	—	—%	1	—%
Total 2020	217	3,891	4.1%	$42,002	3.8%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q2 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2021
Retail	83	1,348	1.5%	$21,091	1.9%
Restaurant	70	366	0.4%	9,341	0.8%
Industrial & distribution	14	7,098	7.8%	25,386	2.2%
Office	21	1,689	1.9%	28,090	2.5%
Other (1)	1	—	—%	23	—%
Total 2021	189	10,501	11.6%	$83,931	7.4%

2022
Retail	192	2,353	2.6%	$32,066	2.8%
Restaurant	52	255	0.3%	6,664	0.6%
Industrial & distribution	25	5,408	5.9%	18,999	1.7%
Office	14	1,373	1.5%	23,176	2.1%
Other (1)	2	—	—%	88	—%
Total 2022	285	9,389	10.3%	$80,993	7.2%

2023
Retail	144	2,055	2.3%	$27,494	2.4%
Restaurant	49	215	0.2%	5,132	0.5%
Industrial & distribution	15	2,477	2.7%	16,324	1.4%
Office	9	1,197	1.3%	23,491	2.1%
Total 2023	217	5,944	6.5%	$72,441	6.4%

2024
Retail	100	2,172	2.4%	$29,104	2.6%
Restaurant	45	238	0.3%	6,212	0.6%
Industrial & distribution	10	3,374	3.7%	14,271	1.3%
Office	16	3,238	3.6%	55,492	4.9%
Other (1)	1	—	—%	39	—%
Total 2024	172	9,022	10.0%	$105,118	9.4%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q2 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2025
Retail	187	1,809	2.0%	$32,035	2.8%
Restaurant	66	288	0.3%	8,258	0.7%
Industrial & distribution	11	1,663	1.8%	13,433	1.2%
Office	5	686	0.8%	10,373	0.9%
Total 2025	269	4,446	4.9%	$64,099	5.6%

2026
Retail	88	1,962	2.2%	$21,755	1.9%
Restaurant	133	575	0.6%	20,842	1.8%
Industrial & distribution	17	5,498	6.0%	26,562	2.4%
Office	6	738	0.8%	15,286	1.4%
Total 2026	244	8,773	9.6%	$84,445	7.5%

Thereafter
Retail	830	16,098	17.7%	$234,182	20.8%
Restaurant	468	4,999	5.5%	183,619	16.2%
Industrial & distribution	29	8,063	8.9%	53,738	4.7%
Office	19	1,792	2.0%	32,196	2.8%
Other (1)	3	—	—%	415	—%
Total Thereafter	1,349	30,952	34.1%	$504,150	44.5%

Total Remaining Lease Expirations	3,377	89,848	98.6%	$1,132,565	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q2 2017 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,096	59,153	64.9%	$784,610	69.3%
CPI	231	6,879	7.6%	103,508	9.1%
Flat	1,050	23,816	26.1%	244,447	21.6%
Total	3,377	89,848	98.6%	$1,132,565	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q2 2017 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,436	52,659	57.8%	$706,482	62.4%
NN	902	35,689	39.2%	391,247	34.5%
Other (1)	39	1,500	1.6%	34,836	3.1%
Total	3,377	89,848	98.6%	$1,132,565	100.0%
___________________________________

(1)	Includes gross, modified gross and billboard.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,110	32,300	35.5%	$454,286	40.1%
Restaurant	1,748	8,486	9.3%	263,337	23.3%
Industrial and distribution	146	36,800	40.4%	182,497	16.1%
Office	91	13,508	14.8%	231,861	20.5%
Other (2)	10	—	—%	584	—%
Total	4,105	91,094	100.0%	$1,132,565	100.0%
___________________________________
(1) Includes 10 anchored shopping centers, representing 1.7% of Annualized Rental Income.
(2) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,110
Rentable Square Feet	32,300
Economic Occupancy Rate	99.1%
Weighted Average Remaining Lease Term	9.5
Investment-Grade Tenants	46.8%
Flat leases	35.4%
NNN leases	66.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,748
Rentable Square Feet	8,486
Economic Occupancy Rate	94.5%
Weighted Average Remaining Lease Term	13.3
Investment-Grade Tenants	2.8%
Flat leases	7.6%
NNN leases	99.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	146
Rentable Square Feet	36,800
Economic Occupancy Rate	100.0%
Weighted Average Remaining Lease Term	8.2
Investment-Grade Tenants	57.2%
Flat leases	22.1%
NNN leases	50.6%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q2 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	91
Rentable Square Feet	13,508
Economic Occupancy Rate	96.3%
Weighted Average Remaining Lease Term	6.4
Investment-Grade Tenants	58.7%
Flat leases	10.0%
NNN leases	21.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q2 2017 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of June 30, 2017:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$3,024	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,293	—	Publix, Belk
Total			$50,429	512	6,317	20,400

Company's aggregate interest					$4,475	$10,200
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)	Represents a secured loan with a fixed interest rate of 5.20% and a maturity date of July 2021.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Cole Capital

COLE CAPITAL

SIEMENS
CCIT III
BJ's
WHOLESALE CLUB
ENTRANCE
CCPT IV
FREEPORT-McMoRAN
PHARMACY
PHARMACY
Walgreens
CCPT V
CCIT II
THE HOME DEPOT
ENTER
ENTER
Enter
Enter
INAV

www.VEREIT.com

VEREIT

Quarterly Supplemental Information
Second Quarter 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q2 2017 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues:
Offering-related fees and reimbursements	$4,523	$4,316	$3,683	$9,545	$10,914
Transaction service fees and reimbursements	5,062	4,097	2,320	3,779	4,476
Management fees and reimbursements	19,100	18,718	18,585	17,745	17,096
Total Cole Capital revenues	28,685	27,131	24,588	31,069	32,486
Operating Expenses:
Cole Capital reallowed fees and commissions	2,874	2,660	2,234	5,897	6,975
Acquisition-related	36	—	25	—	14
General and administrative	15,117	16,588	31,086	17,692	19,393
Depreciation and amortization	4,855	4,855	9,170	7,276	7,109
Impairment of intangible assets	—	—	120,931	—	—
Total operating expenses	22,882	24,103	163,446	30,865	33,491
Operating income (loss)	5,803	3,028	(138,858)	204	(1,005)
Total other income, net	76	128	157	95	—
Income (loss) before taxes	5,879	3,156	(138,701)	299	(1,005)
(Provision for) benefit from income taxes	(1,425)	(1,146)	6,490	(59)	2,071
Net income (loss)	$4,454	$2,010	$(132,211)	$240	$1,066

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q2 2017 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$4,454	$2,010	$(132,211)	$240	$1,066
FFO attributable to common stockholders and limited partners	4,454	2,010	(132,211)	240	1,066

Acquisition-related expenses	36	—	25	—	14
Impairment of intangible assets	—	—	120,931	—	—
Amortization of management contracts	4,146	4,146	6,240	6,240	6,240
Deferred tax expense (benefit) (1)	(4,318)	1,649	(9,203)	6,941	(6,417)
Equity-based compensation expense	1,665	1,447	2,108	1,387	854
Other amortization and non-cash charges	627	632	2,873	929	751
AFFO attributable to common stockholders and limited partners	$6,610	$9,884	$(9,237)	$15,737	$2,508

Weighted-average shares outstanding - basic	974,160,295	973,849,610	973,681,227	943,480,170	904,107,378
Limited Partner OP Units and effect of dilutive securities (2)	23,969,333	24,402,139	24,319,992	25,206,373	27,144,667
Weighted-average shares outstanding - diluted (3)	998,129,628	998,251,749	998,001,219	968,686,543	931,252,045

FFO attributable to common stockholders and limited partners per diluted share	$0.004	$0.002	$(0.132)	$—	$0.001
AFFO attributable to common stockholders and limited partners per diluted share	$0.007	$0.010	$(0.009)	$0.016	$0.003
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q2 2017 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$4,454	$2,010	$(132,211)	$240	$1,066
Adjustments:
Depreciation and amortization	4,855	4,855	9,170	7,276	7,109
Provision for (benefit from) income taxes	1,425	1,146	(6,490)	59	(2,071)
EBITDA	$10,734	$8,011	$(129,531)	$7,575	$6,104
Impairment of intangible assets	—	—	120,931	—	—
Acquisition-related expenses	36	—	25	—	14
Program development costs write-off	—	—	11,054	845	2,377
Other amortization and non-cash charges	(82)	(77)	(57)	(107)	(118)
Normalized EBITDA	$10,688	$7,934	$2,422	$8,313	$8,377

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q2 2017 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

Cole Capital generally receives a selling commission, dealer manager fee and/or a distribution and stockholder servicing fee based on the gross offering proceeds related to the sale of shares of the Cole REITs’ common stock. Cole Capital reallows all or a portion of these fees to participating broker-dealers and records the expense in the same period that it recognizes the related revenue. In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of fees reallowed to participating broker-dealers and reimbursements from the Cole REITs.

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Cole Capital revenue, net of reallowed fees and commissions	$25,811	$24,471	$22,354	$25,172	$25,511
Less: Expense reimbursements from Cole REITs recorded as revenue	6,395	6,387	6,395	7,416	7,342
Net Cole Capital Revenue	19,416	18,084	15,959	17,756	18,169
Other income	76	128	157	95	—
Net Cole Capital Revenue and other income	$19,492	$18,212	$16,116	$17,851	$18,169

Total consolidated general and administrative expenses	$29,411	$29,148	$44,353	$29,761	$33,094
Less: REI segment general and administrative expenses	14,294	12,560	13,267	12,069	13,701
Cole Capital general and administrative expenses	15,117	16,588	31,086	17,692	19,393
Less:
Expenses reimbursed from Cole REITs	6,395	6,387	6,395	7,416	7,342
Net Cole Capital G&A Expense	8,722	10,201	24,691	10,276	12,051
Expenses incurred recorded as program development costs	1,165	905	(8,268)	2,452	973
Normalized Net Cole Capital G&A Expense	$9,887	$11,106	$16,423	$12,728	$13,024

Normalized EBITDA Margin	54.8%	43.6%	15.0%	46.6%	46.1%
Normalized Net Cole Capital G&A Expense as percent of Net Cole Capital Revenue and other income	50.7%	61.0%	101.9%	71.3%	71.7%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q2 2017 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Cole REITs. The reimbursement of these expenses by the Cole REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Cole REITs in excess of these limits that are expected to be collected as the Cole REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Cole REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Beginning Balance	$3,182	$3,161	$12,268	$12,115	$13,578
Expenses incurred	2,824	3,063	4,618	7,010	6,993
Offering-related reimbursement revenue	(550)	(884)	(839)	(2,299)	(2,436)
Reserve for uncollectible amounts and write-offs(2)	(1,659)	(2,158)	(12,886)	(4,558)	(6,020)
Ending Balance	$3,797	$3,182	$3,161	$12,268	$12,115
___________________________________

(1)
Excludes INAV (as defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.

(2)
The Company assesses the collectability of the program development costs and records monthly reserves for the portion that is not expected to be collected. Certain triggering events, such as impairment evaluations of the Cole Capital segment and the closing of a Cole REIT's offering, may result in a write-off of additional program development costs. Reserves for uncollectible amounts and write-offs are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q2 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Cole REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of June 30, 2017:

Program	Capital Raised (1)		DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$353,374		$21,851	127	$555,907	$251,600
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	436,545		16,869	133	619,767	261,869
Cole Office & Industrial REIT (CCIT III), Inc. ("CCIT III")	11,247	(4)	38	1	32,750	25,325
Total Open Programs	801,166		38,758	261	1,208,424	538,794

Closed Programs:
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	650,973		43,332	37	1,192,131	591,545
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961		404,927	898	5,021,614	2,441,104
Other Programs (5)	—		—	25	290,736	131,652
Total Closed Programs	3,566,934		448,259	960	6,504,481	3,164,301

Total	$4,368,100		$487,017	1,221	$7,712,905	$3,703,095
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares and redemptions.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes properties owned through consolidated joint ventures.

(4)	Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.

(5)	Includes tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q2 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.)

Offering Summary
The following table shows offering summary information for the Cole REITs in offering as of June 30, 2017:

Program	Primary Investment Strategy	Offering Commencement Date	NAV per Share		Offering Price per Share	Annualized Distribution per Share (1)
CCPT V
A Shares	Retail	3/17/2014	$24.00	(2)	$26.37	$1.57	(4)
T Shares	Retail	4/29/2016	$24.00	(2)	$25.26	$1.57	(4)

INAV
W Shares	Diversified	12/6/2011	$18.14	(3)	$18.14	$0.96	(5)
A Shares	Diversified	10/10/2013	$17.95	(3)	$18.65	$0.98	(5)
I Shares	Diversified	11/19/2013	$18.30	(3)	$18.30	$0.97	(5)

CCIT III
A Shares	Office and Industrial	9/22/2016	N/A		$10.00	$0.60	(4)
T Shares	Office and Industrial	9/22/2016	N/A		$9.57	$0.60	(4)
___________________________________

(1)	The annualized distribution does not include the effect of any fees paid monthly in arrears subsequent to the share purchase date.

(2)	Represents the estimated net asset value per share as of December 31, 2016, as determined by CCPT V's board of directors on March 24, 2017.

(3)
The NAV per share for each share class is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues and expenses and debt service costs and fees.

(4)	Represents the daily distribution rate at June 30, 2017, annualized.

(5)	Represents the sum of daily distribution rates for each day in the previous twelve months.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q2 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary

The following table shows the summary of the fee information relating to the offering of the Cole REITs as of June 30, 2017.

	Selling Commissions (1)	Dealer Manager Fees (2)		Annual Distribution and Stockholder Servicing Fees (2)
Open Programs (3)
CCPT V
A Shares	7%	2%		—
T Shares	3%	2%		1%	(3)

INAV
W Shares	—	0.55%	(4)	—
A Shares	up to 3.75%	0.55%	(4)	0.5%	(4)
I Shares	—	0.25%	(4)	—

CCIT III
A Shares	7%	2%		—
T Shares	3%	2%		1%	(3)

The following table shows the summary of the fee information relating to transactions and portfolio management for the Cole REITs and other real estate programs as of June 30, 2017.

	Transaction Fees						Management Fees
Program	Acquisition Fees (5)	Disposition Fees	Liquidation Performance Fees		Financing Coordination Fee		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
INAV	—	—	N/A		—		0.90%	(9)	25%	(10)
CCIT III	2%	1%	15%	(6)	1%	(7)	0.65% - 0.75%	(8)	—

Closed Programs
CCIT II	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
CCPT IV	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
Other Programs	Various	Various	—		—		Various		Various
___________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)	The Company may reallow all or a portion of its dealer manager or distribution and stockholder servicing fee to participating broker-dealers as a marketing and due diligence expense reimbursement.

(3)
Fees are calculated on a daily basis in the amount of 1/365th of 1.0% of the per share NAV of the Class T shares sold in the primary portion of the respective offering. The maximum amount of the distribution and stockholder servicing fee with respect to sales of Class T shares is 4.0% of the gross offering proceeds. Distribution and stockholder servicing fees continue to be paid after the offering closes if the 4.0% maximum has not been met.

(4)	Fees are calculated on a daily basis in the amount of 1/365th of the amount indicated in the table above for each class of common stock and are paid monthly in arrears.

(5)	Percent taken on gross purchase price.

(6)
Paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and a 6% annual cumulative, non-compounded return (8% in the case of CCIT II and CCPT IV).

(7)
Financing coordination fee payable for services in connection with the origination, assumption, or refinancing for any debt (other than loans advanced by the Company) to acquire properties or make other permitted investments.

(8)	Annualized fee based on the average monthly invested assets or average assets, as defined in the respective agreements.

(9)	Annualized fee based on the average daily NAV.

(10)	Paid on the amount by which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q2 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Cole REITs and other real estate programs' activity summary information for the three months ended June 30, 2017:

Program	Capital Raised (1)	DRIP (2)	Number of Investments Acquired	Purchase Price of Acquisitions	Number of Investments Sold	Sales Price of Dispositions
Open Programs
CCPT V	$22,315	$2,668	9	$40,620	—	$—
INAV	51,008	2,435	13	113,648	—	—
CCIT III	4,630	33	—	—	—	—
Total Open Programs	77,953	5,136	22	154,268	—	—

Closed Programs
CCIT II	—	5,598	—	—	—	—
CCPT IV	—	25,768	23	122,433	11	17,696
Other Programs (3)	—	—	—	—	3	38,620
Total Closed Programs	—	31,366	23	122,433	14	56,316

Total	$77,953	$36,502	45	$276,701	14	$56,316
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q2 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Cole REITs and other real estate programs for the three months ended June 30, 2017 by activity type:

Program	Offering-Related Fees and Reimbursements		Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$2,131		$1,022	$1,819	$4,972
INAV	1,962		426	1,635	4,023
CCIT III	381		15	426	822
Gross revenue - Open Programs	4,474		1,463	3,880	9,817
Less:
Reallowed revenues	2,825		—	—	2,825
Reimbursements	945		645	1,875	3,465
Net Cole Capital Revenue - Open Programs	704		818	2,005	3,527

Closed Programs:
CCIT II (1)	49	(2)	19	2,930	2,998
CCPT IV	—		2,658	12,035	14,693
Other Programs	—		922	255	1,177
Gross revenue - Closed Programs	49		3,599	15,220	18,868
Less:
Reallowed revenues	49	(2)	—	—	49
Reimbursements	—		122	2,808	2,930
Net Cole Capital Revenue - Closed Programs	—		3,477	12,412	15,889

Total Net Cole Capital Revenue	$704		$4,295	$14,417	$19,416
___________________________________

(1)	CCIT II closed its offering on September 17, 2016. The program’s fee structure was similar to that of CCPT V.

(2)	Represents distribution and stockholder servicing fees. The Company reallowed 100% of such fees to participating broker-dealers.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q2 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Cole REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Capital raised (excluding DRIP)	$77,953	$66,718	$67,512	$136,381	$138,655

Selling commissions	2,343	2,177	1,831	5,008	6,063
Dealer manager and distribution fees	1,235	1,253	1,015	2,237	2,415
Reimbursement revenue	945	886	837	2,300	2,436
Gross offering-related revenue	4,523	4,316	3,683	9,545	10,914
Less:
Reallowed securities commissions	2,343	2,177	1,831	5,008	6,063
Reallowed dealer manager and distribution fees	531	483	403	889	912
Reimbursable expenses	945	886	837	2,300	2,436
Net offering-related revenue	$704	$770	$612	$1,348	$1,503

Transaction service revenue

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016		June 30, 2016
Purchase price of acquisitions	$276,701	$216,187	$173,086	$173,869		$211,178

Acquisition fees	3,373	3,272	1,460	2,813	(1)	3,758
Disposition fees	922	91	84	280		62
Reimbursement revenue	767	734	776	686		656
Gross transaction service revenue	5,062	4,097	2,320	3,779		4,476
Less: Reimbursable expenses	767	734	776	686		656
Net transaction service revenue	$4,295	$3,363	$1,544	$3,093		$3,820

Management service revenue

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets under management	$7,712,905	$7,481,884	$7,265,673	$7,131,400	$7,005,695

Asset and property management and leasing fees	255	327	325	304	286
Advisory and performance fee revenue	14,162	13,624	13,478	13,011	12,560
Reimbursement revenue	4,683	4,767	4,782	4,430	4,250
Gross management service revenue	19,100	18,718	18,585	17,745	17,096
Less: Reimbursable expenses	4,683	4,767	4,782	4,430	4,250
Net management service revenue	$14,417	$13,951	$13,803	$13,315	$12,846

_______________________________________________
(1)     Includes a $0.2 million financing coordination fee.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q2 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in millions)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
_______________________________________________
(1) Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.
(2) Represents capital raised on behalf of Cole REITs for the six months ended June 30, 2017.

Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q2 2017 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Assets Under Management represents the Cole REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease, and beginning in 2017, omits the Contract Rental Revenue related to Excluded Properties. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's REI segment. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended June 30, 2017 and 2016 (dollar amounts in thousands):

	Three Months Ended June 30,
	2017	2016
Rental income - as reported	$286,291	$311,352
Direct financing lease income - as reported	403	535
Adjustments:
Straight-line rent	(12,139)	(16,252)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,703	1,248
Net direct financing lease adjustments	464	590
Other non-contract rental revenue	(441)	—
Contract Rental Revenue - Excluded Properties	(701)	—
Contract Rental Revenue	$275,580	$297,473

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Beginning in 2017, Adjusted Debt Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.

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Q2 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The following table shows a reconciliation of Debt Outstanding and Adjusted Debt Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Mortgage notes payable and other debt, net	$2,381,031	$2,586,917	$2,671,106	$2,861,210	$2,938,072
Corporate bonds, net	2,228,422	2,227,307	2,226,224	2,225,157	3,522,297
Convertible debt, net	978,738	976,031	973,340	970,691	968,059
Credit facility, net	497,718	497,148	496,578	496,008	1,045,872
Mortgage notes payable associated with assets held for sale	—	—	—	—	—
Total debt - as reported	6,085,909	6,287,403	6,367,248	6,553,066	8,474,300
Adjustments:
Deferred financing costs, net	48,135	51,936	55,660	59,467	69,719
Net premiums	(18,599)	(20,131)	(22,012)	(25,694)	(29,319)
Debt Outstanding	6,115,445	6,319,208	6,400,896	6,586,839	8,514,700
Debt Outstanding - Excluded Properties	(83,856)	(41,820)	—	—	—
Adjusted Debt Outstanding	$6,031,589	$6,277,388	$6,400,896	$6,586,839	$8,514,700

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA, as disclosed, represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition-related expenses, litigation, merger and other non-routine transactions costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and real estate and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Beginning in 2017, Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's business segments. Therefore, Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
Economic Occupancy Rate equals the sum of square feet leased (including month-to-month agreements) divided by Rentable Square Feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation.

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Q2 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Excluded Properties during the three months ended and at March 31, 2017, included one vacant office property and one vacant industrial property, comprising an aggregate of 578,000 square feet with aggregate Debt Outstanding of $41.8 million. During the three months ended June 30, 2017, one additional office property and four additional industrial properties met the criteria to be Excluded Properties. The four industrial properties that met the criteria during the three months ended June 30, 2017, were transferred to the lender on June 27, 2017, to settle the related mortgage note obligation. Excluded Properties at June 30, 2017, included two office properties and one industrial property, all of which were vacant at that date. The Excluded Properties at June 30, 2017, comprised an aggregate of 991,000 square feet and each secured a mortgage note payable, with aggregate Debt Outstanding of $83.9 million.
Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
NAREIT defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation, merger and other non-routine costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. Effective January 1, 2017, we determined to omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

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Q2 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Interest expense - as reported	$(73,621)	$(73,743)	$(74,613)	$(79,869)	$(82,468)
Less Adjustments:
Amortization of deferred financing costs and other non-cash charges	(6,399)	(6,443)	(6,514)	(7,081)	(7,470)
Amortization of net premiums	1,797	1,881	2,731	3,723	4,000
Interest Expense, excluding non-cash amortization - Excluded Properties	(2,573)	(1,058)	—	—	—
Interest Expense, excluding non-cash amortization	$(66,446)	$(68,123)	$(70,830)	$(76,511)	$(78,998)
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
NAV per share represents the net asset value of the respective share class.
Net Cole Capital G&A Expense
In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records these costs as general and administrative expenses and the reimbursements as revenue in the same period. We believe Net Cole Capital G&A Expense is a helpful non-GAAP supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue

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Q2 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Cole Capital generally receives a selling commission, dealer manager fee and/or a distribution and stockholder servicing fee based on the gross offering proceeds related to the sale of shares of the Cole REITs’ common stock. The Company reallows all or a portion of these fees to participating broker-dealers and records the expense at the same time it recognizes the related revenue. In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records these costs as general and administrative expenses and the reimbursements as revenue in the same period. We believe Net Cole Capital Revenue is a helpful non-GAAP supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition-related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Beginning in 2017, Cash NOI omits the Cash NOI impact of Excluded Properties. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of the REI segment NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Operating income	$49,991	$75,808	$86,187	$85,468	$84,628
Acquisition-related expenses	720	617	923	90	27
Litigation, merger and other non-routine costs, net of insurance recoveries	14,411	12,875	1,512	4,630	2,917
General and administrative	14,294	12,560	13,267	12,069	13,701
Depreciation and amortization	179,433	178,297	182,190	187,897	190,236
Impairment of real estate	17,769	6,725	6,606	6,872	8,825
NOI	276,618	286,882	290,685	297,026	300,334
Straight-line rent, net of bad debt expense related to straight-line rent	(10,870)	(12,797)	(13,163)	(12,319)	(15,663)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,703	1,305	1,220	1,632	1,248
Net direct financing lease adjustments	464	621	544	571	590
Cash NOI - Excluded Properties	447	(780)	—	—	—
Cash NOI	$268,362	$275,231	$279,286	$286,910	$286,509

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Q2 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income. Management believes that Normalized EBITDA Margin is a useful supplemental measure of our operating profitability.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Operating Properties refers to all properties owned by the Company and beginning in 2017, it omits Excluded Properties owned by the Company as of the reporting date.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties.

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